                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 March 11, 2003



                         WORLD OMNI AUTO RECEIVABLES LLC
 (Exact name of registrant and grantor of the Trust as specified in its charter)

                    WORLD OMNI AUTO RECEIVABLES TRUST 2003-A
                     (Issuer with respect to the Securities)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                            333-69732 and 333-100621
                            (Commission File Number)

                                   52-2184798
                (Registrant's I.R.S. Employer Identification No.)

                         World Omni Auto Receivables LLC
                               190 Jim Moran Blvd.
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

Item 5.  Other Events

     In the prospectus supplement dated February 24, 2003, issued under Registration Statements Nos. 333-69732 and 333-100621, the Registrant stated that, following the cutoff date, which is February 28, 2003, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth in the prospectus supplement regarding the characteristics of the final pool of receivables of the World Omni Auto Receivables Trust 2003-A. Set forth below is such information:

                Composition of the Receivables in the Final Pool
                              as of the Cutoff Date

Aggregate Principal Balance ...........................  $795,001,395.18
Number of Receivables .................................  44,938
Average Principal Balance .............................  $17,691.07
Average Original Amount Financed ......................  $19,099.64
Range of Original Amount Financed .....................  $7,500.00 to $59,944.92
Weighted Average Annual Percentage Rate ...............  6.64%
Range of Annual Percentage Rates ......................  0.00% to 20.00%
Weighted Average Original Term to Maturity ............  58.48 months
Range of Original Terms to Maturity ...................  24 months to 72 months
Weighted Average Remaining Term to Maturity ...........  54.04 months
Range of Remaining Terms to Maturity ..................  12 months to 72 months

     As of the cutoff date, approximately 73.70% of the aggregate principal balance of the receivables in the final pool, constituting approximately 69.10% of the total number of receivables in the final pool, represented financings of new vehicles, and approximately 26.30% of the aggregate principal balance of the receivables in the final pool, constituting approximately 30.90% of the total number of receivables in the final pool, represented financings of used vehicles.

     The following table sets forth information regarding the geographic distribution of the receivables in the final pool as of the cutoff date for the states with the largest concentrations of receivables. No other state accounts for more than 1.59% of the aggregate principal balance of the receivables in the final pool. The breakdown by state is based on the billing addresses of the obligors of the receivables. The percentages in the table may not add up to 100% because of rounding.

          Geographic Distribution of the Receivables in the Final Pool
                              as of the Cutoff Date

                                          Percentage of                           Percentage of
                            Number of       Number of           Aggregate           Aggregate
         State             Receivables     Receivables     Principal Balance    Principal Balance
------------------------  -------------  ---------------  -------------------  -------------------
Florida ..............          17,612            39.19%   $  308,303,277.77                38.78%
Georgia ..............           8,837            19.66       162,256,422.61                20.41
North Carolina .......           7,714            17.17       136,733,767.30                17.20
Alabama ..............           4,864            10.82        85,658,387.91                10.77
South Carolina .......           3,313             7.37        57,575,948.00                 7.24
All Others ...........           2,598             5.78        44,473,591.59                 5.59
                          -------------  ---------------  -------------------  -------------------

         Total .......          44,938           100.00%  $   795,001,395.18               100.00%
                          =============  ===============  ===================  ===================

     The following table sets forth information regarding the distribution of the receivables in the final pool by annual percentage rate as of the cutoff date. Percentages in the table may not add up to 100% because of rounding.

   Distribution of the Receivables in the Final Pool by Annual Percentage Rate
                              as of the Cutoff Date

                                                                                                      Percentage of
                                                            Percentage of                               Aggregate
                                             Number of        Number of       Aggregate Principal       Principal
Annual Percentage Rate Range                Receivables      Receivables            Balance              Balance
----------------------------------------  ---------------  ----------------  ---------------------  -----------------
0.000 - 1.000% .........................        3,838                8.54%      $ 63,315,689.63             7.96%
1.001 - 2.000% .........................          489                1.09          7,550,891.98             0.95
2.001 - 3.000% .........................        1,163                2.59         19,053,880.63             2.40
3.001 - 4.000% .........................       12,425               27.65        236,149,985.95            29.70
4.001 - 5.000% .........................          782                1.74         14,512,540.31             1.83
5.001 - 6.000% .........................        2,437                5.42         41,036,555.44             5.16
6.001 - 7.000% .........................        3,756                8.36         66,208,828.25             8.33
7.001 - 8.000% .........................        4,889               10.88         85,390,609.85            10.74
8.001 - 9.000% .........................        4,713               10.49         80,721,857.40            10.15
9.001 - 10.000% ........................        2,952                6.57         51,442,655.79             6.47
10.001 - 11.000% .......................        1,825                4.06         32,147,119.96             4.04
11.001 - 12.000% .......................        1,690                3.76         29,860,650.47             3.76
12.001 - 13.000% .......................        1,104                2.46         19,542,404.18             2.46
13.001 - 14.000% .......................          742                1.65         12,692,346.78             1.60
14.001 - 15.000% .......................          640                1.42         10,947,069.61             1.38
15.001 - 16.000% .......................          433                0.96          7,318,476.96             0.92
16.001 - 17.000% .......................          565                1.26          9,806,404.85             1.23
17.001 - 18.000% .......................          245                0.55          3,795,928.24             0.48
18.001 - 19.000% .......................          176                0.39          2,499,232.98             0.31
19.001 - 20.000% .......................           74                0.16          1,008,265.92             0.13
                                          ---------------  ----------------  ---------------------  -----------------

         Total .........................       44,938              100.00%      $795,001,395.18           100.00%
                                          ===============  ================  =====================  =================

                                       3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORLD OMNI AUTO RECEIVABLES LLC
                                        (Registrant)

                                        /s/ Alan Kirschenbaum
                                        ----------------------------------------
Dated:  March 11, 2003                  By:  Alan Kirschenbaum
                                        Its: Assistant Treasurer